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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                       Date of Report January 30, 1997


                        ORIENTAL FINANCIAL GROUP INC.
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             (Exact name of registrant as specified in charter)


     Puerto Rico                  001-12647                    66-0538893
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   (State or other        (Commission File Number)           (IRS Employer
    Jurisdiction                                           Identification No.)
   of Incorporation)


                                Hato Rey Tower
                                  Suite 503
                           268 Munoz Rivera Avenue
                    Hato Rey, San Juan, Puerto Rico 00918
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code: 787-766-1986
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                        This report consists of 4 pages



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ITEM 5.  OTHER EVENTS.

A.   HOLDING COMPANY REORGANIZATION

     On January 24, 1997 (the "Effective Date"), the bank holding company reorganization, pursuant to which the Registrant acquired all of the shares of common stock (except for directors' qualifying shares) of Oriental Bank and Trust, San Juan, Puerto Rico (the "Bank"), was completed. The shares of the Bank were registered with the Federal Deposit Insurance Corporation under
Section 12(b) of the Securities Exchange Act of 1934, and were listed for trading with the New York Stock Exchange (trading symbol: "OBT").

     The holding company reorganization was carried out pursuant to an Agreement and Plan of Merger dated as of June 18, 1996, by and between the Registrant, the Bank and Oriental Interim Bank. On the Effective Date, each share of issued and outstanding common stock of the Bank, par value $1.00 per share, was exchanged for one share of common stock of the Registrant, par value $1.00 per share, and the Registrant thereby became the holding company of the Bank.

     Registrant filed a registration statement on Form 8-B with the Securities and Exchange Commission (the "Commission") on January 10, 1997 in order to register its shares of common stock under Section 12(b) of the 1934 Act, and pursuant thereto will be required to file all future reports with the Commission under the 1934 Act. The shares of common stock of Registrant have also been listed with the New York Stock Exchange (trading symbol: "OFG").

2.   SHARE REPURCHASE PROGRAM

     The Board of Directors and shareholders of the Bank had approved a share repurchase program pursuant to which the Bank was authorized: (a) to repurchase in the open market up to 490,000 shares of the Bank's issued and outstanding shares of common stock (adjusted to 588,000 shares upon the Bank's six-for-five stock dividend that was paid on October 17, 1996), (b) to retire from circulation any shares so repurchased, and (c) to reduce its outstanding capital by an amount equal to the price paid for any shares so repurchased. Pursuant to said approvals and the authorization of the Federal Deposit Insurance Corporation and the Puerto Rico Commissioner of Financial Institutions, the Bank repurchased in the open market a total of 275,000 of its shares of common stock prior to the Effective Date of the Reorganization.

     The Board of Directors of the Registrant has approved the continuance of such repurchase program and therefore has adopted


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resolutions authorizing the repurchase by the Registrant in the open market of up 313,000 shares of its common stock, par value $1.00 per share. The shares so repurchased shall be either (i) held by the Registrant as treasury shares or (ii) retired from circulation and canceled immediately upon repurchase and shall thereupon be considered to be authorized but unissued shares of common stock of the Registrant.

     A copy of the Registrant's press release, dated January 30, 1997, announcing the continuation of the repurchase program is attached hereto as
Exhibit 7(c)(1) and is incorporated by reference.

C.   BANK'S 1996 STOCK OPTION PLAN

     The Registrant filed as Exhibit 10.3 to the registration statement on Form 8-B filed with the Commission via EDGAR on January 10, 1997 a copy of the Bank's 1996 Stock Option Plan (the "1996 Plan"). The filed version of the 1996 Plan contained a mistake in Article 3 of the General Provisions of the 1996 Plan in that it stated that the maximum number of shares authorized to be issued under the 1996 Plan were 350,000 shares instead of the correct number of 600,000 shares approved by the Board of Directors of the Bank at the meeting held on November 25, 1996.

     A corrected copy of the Bank's 1996 Stock Option Plan is filed herewith as
Exhibit 7(c)(2).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

     (1)  Press release, dated January 30, 1997, announcing the approval by the Board of Directors of the Registrant of the repurchase in the open market of up to 313,000 shares of common stock of the
          Registrant, par value $1.00 per share.                           E-1

     (2)  Oriental Bank and Trust 1996 Stock Option Plan                   E-2



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                                 SIGNATURES



     Under the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         ORIENTAL FINANCIAL GROUP INC.


Date: January 30, 1997


By: \S\ RICARDO RAMOS
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Name: Ricardo Ramos
Title: Senior Vice President